UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22520

Oppenheimer Short Duration Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2013

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

SHORT DURATION FUND

ANNUAL REPORT 7.31.2013

Table of Contents

Fund Performance Discussion	3
Top Holdings and Allocations	6
Fund Expenses	7
Statement of Investments	9
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	29
Federal Income Tax Information	30
Portfolio Proxy Voting Policies and Procedures; Updates to Statement of Investments	31
Trustees and Officers	32
Privacy Policy Notice	38

Class Y Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/13

	Class Y Shares (OSDYX)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index
1-Year	0.55%	0.11%

Since Inception (4/25/11)	0.66	0.09

STANDARDIZED YIELD
For the 30 Days Ended 7/31/13
Class Y	0.29%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). There is no sales charge for Class Y shares.

Standardized yield is based on net investment income for the 30-day period ended 7/31/13 and the net asset value for Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

2      OPPENHEIMER SHORT DURATION FUND

Fund Performance Discussion

The Fund’s Class Y shares produced a total return of 0.55% during the 12-month reporting period, outperforming its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 0.11%. In addition, the Fund exhibited very little principal volatility despite heightened turbulence among longer-term fixed-income securities.

MARKET OVERVIEW

The reporting period began at the start of an economic rebound following disappointing employment data, a sluggish housing market, the ongoing impact of the European debt crisis and slowing growth in the emerging markets. Investor sentiment improved dramatically when the unemployment rate declined sharply in the fall of 2012, housing sales and prices climbed, and the European Central Bank announced credible measures to address weakness in its banking system. In addition, U.S. investors were encouraged when the Federal Reserve (the “Fed”) launched an open-ended quantitative easing program involving monthly purchases of $85 billion of U.S. government securities. The quantitative easing program was designed to help boost the U.S. economy by keeping mortgage rates and other long-term interest rates low.

These measures generally proved effective, as evidenced by mildly accelerating economic growth, labor market gains, and higher housing prices over the first quarter of 2013. Manufacturing activity also expanded, as did exploration-and-production activity surrounding domestic sources of oil and gas.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3      OPPENHEIMER SHORT DURATION FUND

In light of the nation’s improved economic prospects, several broad measures of stock market performance set new record highs in the spring.

Investor sentiment shifted dramatically in late May, when remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that the central bank would begin to back away from its quantitative easing program sooner than most analysts had expected. Newly cautious investors sparked heightened volatility among longer-term bonds, causing prices of U.S. government securities to fall and their yields to rise. In addition, stocks and corporate-backed bonds gave back some of their previous gains.

Despite turbulence among intermediate- and long-term bonds, volatility was relatively muted at the shorter end of the market’s maturity spectrum, as short-term interest rates remained anchored by an unchanged federal funds rate between 0% and 0.25%. In addition, prices of short-term bonds were supported by robust demand late in the reporting period from investors seeking shelter from the volatility affecting longer term securities.

Equity and fixed-income markets in the U.S. stabilized over the final weeks of the reporting period when investors came to the realization that an end to the quantitative easing program did not necessarily imply an imminent increase in short-term interest rates. In addition, an objective view of recent economic data revealed that, in a slow-but-steady economic recovery, inflation, employment, and GDP growth remained well below the Fed’s previously stated targets.

FUND PEFORMANCE

Throughout the reporting period, we maintained the Fund’s strategy of seeking income opportunities among short-term corporate debt securities, municipal securities and commercial paper with slightly longer maturities than money market-eligible instruments. We focused primarily on two areas: 1) money market-eligible instruments with maturities of up to 397 days, 2) corporate-backed floating-rate securities and corporate-backed short-term bonds that can be sold to traditional money market funds when they approach their final maturities. Conversely, we maintained relatively light exposure to U.S. government securities due to their low yields and sensitivity to market volatility.

The Fund particularly benefited during the reporting period from corporate-backed securities issued by financial institutions with strong balance sheets and sound business fundamentals.

Over most of the reporting period, we set the Fund’s average duration in a range we considered to be roughly in line with its benchmark. This market-neutral positioning enabled us to focus on adding value through our security selection strategy.

4      OPPENHEIMER SHORT DURATION FUND

STRATEGY & OUTLOOK

We believe the U.S. economy has improved significantly over the past year, but a number of headwinds remain, including more restrictive fiscal policies from the U.S. government and the potential impact of geopolitical instability in overseas markets. Nonetheless, we anticipate that the U.S. economic recovery will continue to advance modestly over the foreseeable future.

Christopher Proctor, CFA Portfolio Manager

In this environment, we intend to take an opportunistic approach to bouts of heightened market volatility, which could enable us to purchase fundamentally sound securities at relatively attractive yields. As of the close of the reporting period, we have maintained the Fund’s relatively conservative duration stance and its focus on higher quality, short-term bonds.

Adam S. Wilde, CFA Portfolio Manager

The Fund’s performance is compared to the performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, which measures returns of three-month Treasury Bills. The Index is unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

5      OPPENHEIMER SHORT DURATION FUND

Top Holdings and Allocations

Portfolio Allocation
Short-Term Notes	49.3%
Corporate Bonds and Notes	45.0
Certificates of Deposit	5.7

Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2013, and are based on the total market value of investments.

Credit Rating Breakdown	NRSRO Only Total
AA	15.1%
A	49.5
BBB	17.5
Unrated	17.9
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of July 31, 2013, and are subject to change. Except for securities labeled “Unrated” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

6      OPPENHEIMER SHORT DURATION FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7      OPPENHEIMER SHORT DURATION FUND

Actual	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During 6 Months Ended July 31, 2013

Class A	$1,000.00	$1,000.40	$1.88

Class Y	1,000.00	1,002.10	1.24

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,022.91	1.91

Class Y	1,000.00	1,023.55	1.26

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended July 31, 2013 are as follows:

Class	Expense Ratios

Class A	0.38%

Class Y	0.25

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8      OPPENHEIMER SHORT DURATION FUND

STATEMENT OF INVESTMENTS July 31, 2013

	Principal Amount	Value

Corporate Bonds and Notes—45.4%

Consumer Discretionary—3.4%

Automobiles—3.4%
American Honda Finance Corp., 0.673% Sr. Unsec. Nts., 6/18/14[1,2]	$3,500,000	$3,512,054

Daimler Finance North America LLC:
0.87% Sr. Unsec. Nts., 1/9/15[1,2]	1,000,000	1,003,646
0.886% Sr. Unsec. Nts., 3/28/14[1,2]	1,095,000	1,097,703
1.875% Sr. Unsec. Nts., 9/15/14[1]	1,625,000	1,640,886

Volkswagen International Finance NV:
0.874% Sr. Unsec. Nts., 11/20/14[1,2]	1,600,000	1,606,099
1.022% Sr. Unsec. Nts., 3/21/14[1,2]	6,700,000	6,730,505

		15,590,893

Consumer Staples—8.8%

Beverages—7.5%
Anheuser-Busch InBev Worldwide, Inc., 5.375% Sr. Unsec. Unsub. Nts., 11/15/14	5,232,000	5,545,465

Bottling Group LLC, 6.95% Sr. Unsec. Nts., 3/15/14	7,270,000	7,558,568

Diageo Capital plc, 7.375% Sr. Unsec. Unsub. Nts., 1/15/14	8,560,000	8,820,198

PepsiCo, Inc., 0.465% Sr. Unsec. Nts., 7/30/15[2]	5,000,000	5,004,505

SABMiller plc:
5.50% Sr. Unsec. Nts., 8/15/13[1]	5,000,000	5,006,880
5.70% Sr. Unsec. Nts., 1/15/14[1]	2,693,000	2,753,733

		34,689,349

Food & Staples Retailing—0.6%
Kroger Co., 7.50% Sr. Unsec. Nts., 1/15/14	2,835,000	2,922,877

Food Products—0.2%
McCormick & Co., Inc., 5.25% Sr. Unsec. Nts., 9/1/13	1,000,000	1,003,475

Tobacco—0.5%
BAT International Finance plc, 8.125% Sr. Unsec. Nts., 11/15/13[1]	2,375,000	2,422,175

Energy—1.8%

Oil, Gas & Consumable Fuels—1.8%
DCP Midstream LLC, 9.70% Sr. Unsec. Nts., 12/1/13[1]	8,000,000	8,222,512

Financials—19.3%

Capital Markets—0.9%
UBS AG, Stamford, CT, 2.25% Sr. Unsec. Nts., 1/28/14	4,340,000	4,380,527

Commercial Banks—14.1%
Australia & New Zealand Banking Group Ltd., 1.009% Sr. Unsec. Nts., 1/10/14[1,2]	2,000,000	2,006,556

Bank of Nova Scotia, 1.85% Sr. Unsec. Nts., 1/12/15	2,540,000	2,583,718

BNP Paribas SA:
1.169% Sr. Unsec. Nts., 1/10/14[2]	7,000,000	7,019,243
3.022% Sr. Unsec. Nts., 12/20/14[2]	3,121,000	3,221,546

Commonwealth Bank of Australia, 1.003% Sr. Unsec. Nts., 3/17/14[1,2]	1,500,000	1,506,576

HSBC Bank plc:
0.925% Sr. Nts., 8/12/13[1,2]	1,000,000	1,000,138
1.068% Sr. Unsec. Nts., 1/17/14[1,2]	2,500,000	2,509,797

National Australia Bank Ltd.:
1.04% Sr. Unsec. Nts., 12/10/13[1,2]	2,000,000	2,005,724
3.75% Sr. Unsec. Nts., 3/2/15[1]	2,400,000	2,508,094

9      OPPENHEIMER SHORT DURATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial Banks (Continued)
Nordea Bank AB:
1.75% Sr. Unsec. Nts., 10/4/13[1]	$3,000,000	$3,007,635
2.25% Sr. Unsec. Nts., 3/20/15[1]	7,300,000	7,452,891

Rabobank Nederland NV, 3.20% Sr. Unsec. Nts., 3/11/15[1]	1,472,000	1,527,637

Royal Bank of Canada, 0.965% Sr. Unsec. Nts., 10/30/14[2]	1,500,000	1,511,745

Societe Generale SA:
1.592% Sr. Unsec. Nts., 12/13/13[1,2]	2,000,000	2,006,980
2.20% Sr. Unsec. Nts., 9/14/13[1]	2,560,000	2,564,173
2.50% Sr. Unsec. Nts., 1/15/14[1]	8,596,000	8,698,292

Toronto-Dominion Bank (The), 0.715% Sr. Unsec. Nts., 11/1/13[2]	3,000,000	3,003,252

Wells Fargo Bank NA:
0.544% Sr. Unsec. Nts., 7/20/15[2]	4,000,000	4,001,216
0.75% Sr. Unsec. Nts., 7/20/15	4,000,000	3,998,616

Westpac Banking Corp.:
1.005% Sr. Unsec. Nts., 12/9/13[2]	1,610,000	1,613,936
1.006% Sr. Unsec. Nts., 3/31/14[1,2]	1,500,000	1,506,885

		65,254,650

Consumer Finance—2.0%
American Express Credit Corp., 5.125% Sr. Unsec. Nts., 8/25/14	1,530,000	1,602,270

Capital One Financial Corp., 7.375% Sr. Unsec. Nts., 5/23/14	7,500,000	7,899,300

		9,501,570

Diversified Financial Services—2.3%
ING Bank NV:
1.674% Sr. Unsec. Nts., 6/9/14[1,2]	2,000,000	2,017,802
2.00% Sr. Nts., 10/18/13[1]	1,500,000	1,504,151
2.375% Sr. Unsec. Nts., 6/9/14[1]	2,000,000	2,025,796

Rio Tinto Finance USA Ltd., 7.125% Sr. Unsec. Nts., 12/1/13	5,000,000	5,100,310

		10,648,059

Health Care—0.3%

Pharmaceuticals—0.3%
Teva Pharmaceutical Finance Co. BV, 1.175% Sr. Unsec. Nts., 11/8/13[2]	1,500,000	1,503,309

Industrials—4.6%

Electrical Equipment—0.5%
Roper Industries, Inc., 6.625% Sr. Unsec. Nts., 8/15/13	2,234,000	2,237,548

Industrial Conglomerates—3.1%
General Electric Capital Corp.:
0.533% Sr. Unsec. Nts., 9/15/14[2]	2,750,000	2,755,987
0.924% Sr. Unsec. Nts., 9/30/15[2]	1,165,000	1,167,641
1.121% Sr. Unsec. Unsub. Nts., 1/7/14[2]	2,000,000	2,007,504
1.625% Sr. Unsec. Nts., 7/2/15	2,500,000	2,536,220
1.875% Sr. Unsec. Nts., 9/16/13	1,500,000	1,502,690
4.375% Sr. Unsec. Nts., 9/21/15	1,000,000	1,071,135
4.875% Sr. Unsec. Nts., 3/4/15	480,000	510,753
6.90% Sr. Unsec. Nts., 9/15/15	560,000	624,613
Series A, 1.273% Sr. Unsec. Nts., 9/23/13[2]	2,175,000	2,178,260

		14,354,803

Road & Rail—1.0%
Union Pacific Corp., 5.125% Sr. Unsec. Nts., 2/15/14	4,341,000	4,440,656

10      OPPENHEIMER SHORT DURATION FUND

	Principal Amount	Value

Materials—5.1%

Chemicals—3.4%
Airgas, Inc., 2.85% Sr. Unsec. Nts., 10/1/13	$8,000,000	$8,026,920

Potash Corp. of Saskatchewan, Inc., 5.25% Sr. Unsec. Nts., 5/15/14	7,900,000	8,176,721

		16,203,641

Construction Materials—0.5%
CRH America, Inc., 5.30% Sr. Unsec. Nts., 10/15/13	2,500,000	2,521,987

Metals & Mining—1.2%
Rio Tinto Finance USA Ltd., 4.005% Sr. Unsec. Nts., 5/1/14	3,000,000	3,178,932

Rio Tinto Finance USA plc, 0.823% Sr. Unsec. Nts., 6/19/15[2]	2,500,000	2,503,498

		5,682,430

Telecommunication Services—1.7%

Diversified Telecommunication Services—1.7%
Cellco Partnership/Verizon Wireless Capital LLC:
5.55% Sr. Unsec. Nts., 2/1/14	3,692,000	3,777,872
7.375% Sr. Unsec. Nts., 11/15/13	4,300,000	4,379,438

		8,157,310

Utilities—0.4%

Electric Utilities—0.4%
Duke Energy Corp., 6.30% Sr. Unsec. Nts., 2/1/14	1,860,000	1,910,986

Total Corporate Bonds and Notes (Cost $211,520,376)		211,648,757

Certificates of Deposit—5.7%
Bank of Nova Scotia, Houston, TX, 0.815%, 1/30/14[2]	3,000,000	3,006,312

BNP Paribas, New York, 0.74%, 1/15/14	5,500,000	5,509,438

Deutsche Bank AG, New York, 0.62%, 7/15/14	5,000,000	5,000,751

Nordea Bank Finland plc, New York, 0.734%, 1/27/14[2]	600,000	601,549

Rabobank Nederland NV, New York, 0.618%, 1/17/14[2]	3,000,000	3,005,883

Skandinaviska Enskilda Banken AB, New York, 0.776%, 10/20/14[2]	4,500,000	4,513,243

Swedbank AB, New York, 0.90%, 9/5/13	5,000,000	5,003,592

Total Certificates of Deposit (Cost $26,595,284)		26,640,768

Short-Term Notes—49.9%
Beverages—1.2%
Barcardi USA, 0.29%, 8/7/13[3]	5,400,000	5,399,739

Chemicals—1.3%
FMC Corp., 0.33%, 8/26/13[3]	6,000,000	5,998,625

Commercial Banks—1.6%
ING Bank NV, 1.586%, 10/18/13[1,2]	5,000,000	5,015,145

Nordea Bank AB, 3.70%, 11/13/14[1]	1,166,000	1,208,294

UBS AG, Stamford, CT, 1.264%, 1/28/14[2]	1,100,000	1,105,295

		7,328,734

Energy Equipment & Services—4.4%
FMC Technologies, Inc.:
0.315%, 8/13/13[3]	11,800,000	11,798,761
0.32%, 8/7/13[3]	4,000,000	3,999,787
0.32%, 8/12/13[3]	4,500,000	4,499,560

		20,298,108

Insurance—3.8%
Prudential Financial, Inc.:
0.603%, 12/27/13[3]	8,000,000	7,987,451
0.603%, 1/24/14-2/4/14[3]	7,500,000	7,483,503

11      OPPENHEIMER SHORT DURATION FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Insurance (Continued)
Prudential Financial, Inc.: (Continued)
0.682%, 9/6/13[3]	$1,000,000	$999,758
0.683%, 10/1/13[3]	1,000,000	999,547

		17,470,259

Leasing & Factoring—8.0%
Daimler Finance North America LLC:
0.865%, 11/5/13[3]	2,000,000	1,998,173
1.026%, 9/10/13[3]	1,500,000	1,499,544
1.026%, 9/19/13[3]	1,000,000	999,615
1.077%, 10/15/13[3]	5,500,000	5,496,389

Hitachi Capital America Corp.:
0.36%, 8/16/13	4,495,000	4,494,326
0.37%, 8/19/13	14,000,000	13,997,410

Nissan Motor Acceptance Corp., 0.32%, 8/6/13[3]	8,800,000	8,799,609

		37,285,066

Municipal—4.2%
Albany Industrial Development Agency, 0.90%, 5/1/27[2]	1,150,000	1,150,000

Albuquerque, NM Industrial Revenue Bonds, CVI Laser Corp. Project, Series 1998, 0.41%, 6/1/18[2]	1,000,000	1,000,000

Babylon Industrial Development Agency, 0.60%, 3/1/24[2]	165,000	165,000

Grant Cnty., WV Commission Solid Waste Disposal Revenue Bonds, 0.40%, 8/5/13	4,500,000	4,500,000

Jackson, TN Energy Authority Refunding Bonds, 0.60%, 4/1/14	1,875,000	1,872,206

LA Stadium & Exposition District, Revenue Refunding Bonds, Series 2013A, 0.985%, 7/1/14	1,920,000	1,918,944

Union County, AR Industrial Development Revenue Bonds, Tin Fiber Project, 0.28%, 10/1/27[2]	8,850,000	8,850,000

		19,456,150

Oil, Gas & Consumable Fuels—6.6%
Apache Corp.:
0.31%, 8/13/13	6,500,000	6,499,328
0.32%, 8/6/13	2,000,000	1,999,911

Canadian Natural Resources:
0.32%, 8/20/13[1]	3,000,000	2,999,494
0.324%, 8/6/13[1]	5,500,000	5,499,752

Eni Finance USA, Inc.:
0.754%, 1/15/14[3]	4,000,000	3,992,459
0.857%, 4/7/14[3]	3,000,000	2,988,813
0.857%, 4/10/14[3]	7,000,000	6,973,336

		30,953,093

Personal Products—0.5%
Reckitt Benckiser Treasury Services plc, 0.723%, 9/26/13[3]	2,500,000	2,499,287

Receivables Finance—7.7%
Arabella Finance LLC, 0.45%, 8/1/13[3]	18,050,000	18,050,000

Silver Tower US Funding, 0.47%, 8/1/13[3]	18,000,000	18,000,000

		36,050,000

Special Purpose Financial—6.4%
Anglesea Funding LLC, 0.23%, 8/1/13[1]	5,000,000	5,000,000

Collateralized Commercial Paper II Co. LLC, 0.502%, 3/14/14[1]	6,000,000	5,983,766

Institutional Secured Funding LLC:
0.43%, 8/9/13[1]	2,200,000	2,199,790
0.551%, 11/27/13[1]	4,500,000	4,495,999

12      OPPENHEIMER SHORT DURATION FUND

	Principal Amount	Value

Special Purpose Financial (Continued)
Northern Pines Funding LLC:
0.502%, 2/4/14[1]	$7,000,000	$6,985,216
0.602%, 10/4/13[4]	5,000,000	4,998,222

		29,662,993

Telephone Utilities—0.6%
Vodafone Group plc, 0.755%, 12/30/13	2,800,000	2,795,117

Transportation Infrastructure—3.6%
ERAC USA Finance LLC, 0.36%, 8/8/13[3]	8,500,000	8,499,405

Ryder System, Inc., 0.32%, 8/8/13	8,350,000	8,349,480

		16,848,885

Total Short-Term Notes (Cost $231,967,786)		232,046,056

Total Investments, at Value (Cost $470,083,446)	101.0%	470,335,581

Liabilities in Excess of Other Assets	(1.0)	(4,631,913)

Net Assets	100.0%	$465,703,668

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $117,232,776 or 25.17% of the Fund’s net assets as of July 31, 2013.

2. Represents the current interest rate for a variable or increasing rate security.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $128,963,361 or 27.69% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

4. Restricted security. The aggregate value of restricted securities as of July 31, 2013 was $4,998,222, which represents 1.07% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation

Northern Pines, 0.602%, 10/4/13	1/9/13	$4,994,667	$4,998,222	$3,555

5. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares July 31, 2012	Gross Additions	Gross Reductions	Shares July 31, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	662	22,250,005	22,250,667	—

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$—	$116

See accompanying Notes to Financial Statements.

13      OPPENHEIMER SHORT DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2013

Assets
Investments, at value—see accompanying statement of investments-unaffiliated companies (cost $470,083,446)	$470,335,581

Cash	91,546

Receivables and other assets:
Interest and dividends	1,835,460
Shares of beneficial interest sold	2,635
Other	14,642

Total assets	472,279,864

Liabilities
Payables and other liabilities:
Investments purchased	6,454,931
Shares of beneficial interest redeemed	69,679
Transfer and shareholder servicing agent fees	19,767
Shareholder communications	5,997
Trustees’ compensation	4,384
Dividends payable	23
Other	21,415

Total liabilities	6,576,196

Net Assets	$465,703,668

Composition of Net Assets
Par value of shares of beneficial interest	$46,481

Additional paid-in capital	465,372,438

Accumulated net investment income	1,147

Accumulated net realized gain on investments	31,467

Net unrealized appreciation on investments	252,135

Net Assets	$465,703,668

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $100,150 and 10,000 shares of beneficial interest outstanding)	$10.01

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $465,603,518 and 46,470,958 shares of beneficial interest outstanding)	$10.02

See accompanying Notes to Financial Statements.

14      OPPENHEIMER SHORT DURATION FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2013

Investment Income
Interest	$2,299,554

Dividends from affiliated companies	116

Other income	911

Total investment income	2,300,581

Expenses
Management fees	948,088

Transfer and shareholder servicing agent fees:
Class A	51
Class Y	157,964

Shareholder communications - Class Y	29,082

Legal, auditing and other professional fees	41,589

Trustees’ compensation	22,779

Custodian fees and expenses	2,240

Other	37,540

Total expenses	1,239,333
Less waivers and reimbursements of expenses	(447,628)

Net expenses	791,705

Net Investment Income	1,508,876

Realized and Unrealized Gain (Loss)
Net realized gain on investments from unaffiliated companies	97,134

Net change in unrealized appreciation/depreciation on investments	(44,820)

Net Increase in Net Assets Resulting from Operations	$1,561,190

See accompanying Notes to Financial Statements.

15      OPPENHEIMER SHORT DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2013	Year Ended July 31, 2012

Operations
Net investment income	$1,508,876	$941,030

Net realized gain	97,134	139,687

Net change in unrealized appreciation/depreciation	(44,820)	293,651

Net increase in net assets resulting from operations	1,561,190	1,374,368

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(369)	(472)
Class Y	(1,507,627)	(940,558)

	(1,507,996)	(941,030)

Distributions from net realized gain:
Class A	(45)	(55)
Class Y	(105,228)	(100,026)

	(105,273)	(100,081)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	—	—
Class Y	256,474,552	198,843,367

	256,474,552	198,843,367

Net Assets
Total increase	256,422,473	199,176,624

Beginning of period	209,281,195	10,104,571

End of period (including accumulated net investment income of $1,147 and $267, respectively)	$465,703,668	$209,281,195

See accompanying Notes to Financial Statements.

16      OPPENHEIMER SHORT DURATION FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.01	$10.00	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.04	0.05	0.00[3]
Net realized and unrealized gain	0.00[3]	0.02	0.00[3]

Total from investment operations	0.04	0.07	0.00[3]

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.05)	0.00[3]
Distributions from net realized gain	(0.00)[3]	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.04)	(0.06)	0.00[3]

Net asset value, end of period	$10.01	$10.01	$10.00

Total Return, at Net Asset Value[4]	0.42%	0.63%	0.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$100	$100	$100

Average net assets (in thousands)	$100	$100	$100

Ratios to average net assets:[5]
Net investment income	0.37%	0.47%	0.00%[6]
Total expenses[7]	0.38%	0.44%	1.31%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.38%	0.40%	0.61%

Portfolio turnover rate	61%	60%	28%

1. For the period from April 25, 2011 (commencement of operations) to July 29, 2011, which represents the last business day of the Fund’s respective reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2013	0.38%
Year Ended July 31, 2012	0.44%
Period Ended July 29, 2011	1.31%

See accompanying Notes to Financial Statements.

17      OPPENHEIMER SHORT DURATION FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$10.02	$10.00	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.05	0.06	0.01
Net realized and unrealized gain	0.00[3]	0.03	0.00[3]

Total from investment operations	0.05	0.09	0.01

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.06)	(0.01)
Distributions from net realized gain	(0.00)[3]	(0.01)	0.00

Total dividends and/or distributions to shareholders	(0.05)	(0.07)	(0.01)

Net asset value, end of period	$10.02	$10.02	$10.00

Total Return, at Net Asset Value[4]	0.55%	0.87%	0.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$465,604	$209,181	$10,005

Average net assets (in thousands)	$317,099	$146,078	$10,002

Ratios to average net assets:[5]
Net investment income	0.48%	0.64%	0.25%
Total expenses[6]	0.39%	0.39%	1.58%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.25%	0.25%	0.36%

Portfolio turnover rate	61%	60%	28%

1. For the period from April 25, 2011 (commencement of operations) to July 29, 2011, which represents the last business day of the Fund’s respective reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2013	0.39%
Year Ended July 31, 2012	0.39%
Period Ended July 29, 2011	1.58%

See accompanying Notes to Financial Statements.

18      OPPENHEIMER SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Short Duration Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A and Class Y shares. Class A shares are sold at their offering price, which is the net asset value per share without any initial sales charge. Class Y shares are sold to certain institutional investors without a front-end sales charge, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and

19      OPPENHEIMER SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies Continued

applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$32,655	$4,580	$—	$251,921

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 was as follows:

	Year Ended July 31, 2013	Year Ended July 31, 2012

Distributions paid from:
Ordinary income	$1,613,269	$1,040,877

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$470,083,660

Gross unrealized appreciation	$354,115
Gross unrealized depreciation	(102,194)

Net unrealized appreciation	$251,921

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of

20      OPPENHEIMER SHORT DURATION FUND

1. Significant Accounting Policies Continued

determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

21      OPPENHEIMER SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

22      OPPENHEIMER SHORT DURATION FUND

2. Securities Valuation Continued

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third- party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and

23      OPPENHEIMER SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation Continued

yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Corporate Bonds and Notes	$—	$211,648,757	$—	$211,648,757
Certificates of Deposit	—	26,640,768	—	26,640,768
Short-Term Notes	—	232,046,056	—	232,046,056

Total Assets	$—	$470,335,581	$—	$470,335,581

24      OPPENHEIMER SHORT DURATION FUND

2. Securities Valuation Continued

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount

Class A
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$—	—	$—

Class Y
Sold	28,754,480	$288,119,904	19,824,727	$198,343,861
Dividends and/or distributions reinvested	160,954	1,612,759	62,193	622,983
Redeemed	(3,319,173)	(33,258,111)	(12,323)	(123,477)

Net increase	25,596,261	$256,474,552	19,874,597	$198,843,367

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended July 31, 2013 were as follows:

	Purchases	Sales

Investment securities	$86,999,971	$33,160,112

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.30%.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

25      OPPENHEIMER SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Fees and Other Transactions with Affiliates Continued

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees to limit the annual total expenses for Class A shares to 0.65% and for Class Y shares to 0.25% of average daily assets and to waive a portion of the advisory fee on Class A shares to the same extent that it waives any of the advisory fee on Class Y shares. During the year ended July 31, 2013, the Manager waived fees and/or reimbursed the Fund $447,515 for Class Y shares.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended July 31, 2013, the Manager waived fees and/or reimbursed the Fund $113 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

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6. Restricted Securities

As of July 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

7. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order

27      OPPENHEIMER SHORT DURATION FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued

approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Short Duration Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Short Duration Fund, including the statement of investments, as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian, and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Short Duration Fund as of July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 18, 2013

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FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended July 31, 2013 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended July 31, 2013 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended July 31, 2013, the maximum amount allowable but not less than $1,511,899 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend and the maximum amount allowable but not less than $92,768 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2012) and Trustee (since 2011) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2011) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2011) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard Grabish, Trustee (since 2011) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Beverly L. Hamilton, Trustee (since 2011) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2011) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

F. William Marshall, Jr., Trustee (since 2011) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 41 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 37 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 37 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2011) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding

34      OPPENHEIMER SHORT DURATION FUND

William F. Glavin, Jr., Continued	company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 88 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Proctor, Wilde, Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Christopher Proctor, Vice President (since 2010) Year of Birth: 1968	Head of the Cash Strategies Team (since July 2013); Senior Vice President of the Sub-Adviser (since July 2013) and Senior Portfolio Manager of the Sub-Adviser (since January 2010). Vice President of the Sub-Adviser (August 2008-July 2013). Vice President at Calamos Asset Management (January 2007-March 2008) and Scudder-Kemper Investments (1999-2002). Managing Director and Co-Founder of Elmhurst Capital Management (June 2004-January 2007); Senior Manager of Research for Etrade Global Asset Management (2002-2004). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Adam S. Wilde, Vice President (since 2013) Year of Birth: 1978	Mr. Wilde has been a Vice President of the Sub-Adviser since May 2011 and a Portfolio Manager of the Sub-Adviser since July 2013. He served as the head of credit research for the cash strategies team of the Sub-Adviser from 2011 to 2013, and as an Assistant Vice President and senior research analyst of the Sub-Adviser from 2008 to 2011. Mr. Wilde served as an intermediate research analyst of the Sub-Adviser from 2007 to 2008 and served in other analyst roles of the Sub-Adviser since 2002. Mr. Wilde joined the Sub-Adviser in 2001. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 88 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 88 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2011) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 88 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2011) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 88 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

36      OPPENHEIMER SHORT DURATION FUND

OPPENHEIMER SHORT DURATION FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	K&L Gates LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

37      OPPENHEIMER SHORT DURATION FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—Applications or other forms
—When you create a user ID and password for online account access
—When you enroll in eDocs Direct, our electronic document delivery service
—Your transactions with us, our affiliates or others
—A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

38      OPPENHEIMER SHORT DURATION FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

39      OPPENHEIMER SHORT DURATION FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.
RA1740.001.0713 September 23, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $23,900 in fiscal 2013 and $23,500 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $602,830 in fiscal 2013 and $401,806 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, Surprise Exam, reorganization, and system conversion testing.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $443,073 in fiscal 2013 and $317,764 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,045,903 in fiscal 2013 and $719,570 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Short Duration Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	9/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	9/11/2013